Short-Term Debt (Details) - USD ($)	1 Months Ended
	Sep. 21, 2018	Sep. 30, 2018
Short-Term Debt (Textual)
Principal amount outstanding		$ 1,019,097
Revolving credit facility, description	The term of any loan made to the Borrowers may not exceed 360 days. The principal amount of any loan will accrue interest at a 30 day rate of 2%, calculated per day. Upon the occurrence and during the continuance of an Event of Default, as defined in the Loan Agreement, interest will accrue at a rate equal to the interest rate plus 0.42% per 30 days. In no event will interest, when combined with all fees that may be characterized as interest, exceed the Maximum Rate, as defined in the Loan Agreement. All computations of interest will be made on the basis of a 360 day year. The Borrowers will have the right to prepay any loan upon the payment of a premium of least 30 days of interest.